Filed pursuant to Rule 497(e)
Registration Nos. 333-190020; 811-22871

Hatteras PE Intelligence Fund
Institutional Class
 (the “Fund”)

a series of HCIM Trust

July 10, 2014

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”)
dated April 30, 2014, as previously supplemented

Effective immediately, Josh E. Parrott no longer serves as a portfolio manager for the Fund. The Fund continues to be managed by Frank A. Burke, who has been a portfolio manager for the Fund since its inception. All references to Mr. Parrot in the Summary Prospectus, Prospectus and SAI are deleted in their entirety and should be disregarded.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.